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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                  FORM 8-K/A


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                 July 15, 1997
                                (Date of report)

                                 SPYGLASS, INC.
             (Exact name of Registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)




                  0-26074                         37-1258139
          (Commission File Number)  (IRS Employer Identification No.)



                               1240 E. Diehl Road
                              Naperville, IL 60563
                    (Address of principal executive offices)

                                  630-505-1010
              (Registrant's telephone number, including area code)







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Item 4. Change in Registrant's Certifying Accountant

A. Dismissal of Independent Accountant

1. The Registrant, Spyglass, Inc., has dismissed the firm of Price Waterhouse LLP (Price Waterhouse) as its independent accountants, effective July 9, 1997.

2. Price Waterhouse's report on the Registrant's financial statements for each of the last two years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

3. The decision to dismiss Price Waterhouse was recommended by management and the Registrant's Audit Committee and was approved by the Board of Directors.


4. During the Registrant's two most recent fiscal years and the subsequent interim period ended July 9, 1997, there were no disagreements with Price Waterhouse on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resoled to the satisfaction of Price Waterhouse, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its report.



5. Price Waterhouse did not advise the Registrant during the Registrant's two most recent fiscal years or during the interim period ended July 9, 1997:


      (A) that the internal controls necessary for the Registrant to develop reliable financial statements did not exist;

      (B) that information had come to its attention that had led it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management;

      (C) of the need to expand significantly the scope of its audit, or that information had come to its attention during the two most recent fiscal years or any subsequent interim period that if further investigated might (i) materially have impacted the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report or (ii) have caused it to be unwilling to rely on management's representations or be associated with the Registrant's financial statements; or

      (D) that information had come to its attention that it had concluded materially impacts the fairness or reliability of either:
           (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report.

B. Engagement of New Independent Accountant

1. The Registrant has engaged Ernst & Young LLP independent accountant, as the principal accountant to audit the consolidated financial statements of the Registrant, effective July 9, 1997.

2. During the two most recent fiscal years or during the interim period prior to engaging Ernst & Young LLP, neither the Registrant nor anyone on its behalf consulted Ernst & Young LLP regarding either: (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and

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     neither a written report was provided to the Registrant or oral advice was provided that Ernst & Young LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was the subject of either a disagreement or an event described in section A above.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements - none.
(b)  Pro Forma Financial Information - none
(c)  Exhibits
      (1) Letter from Price Waterhouse LLP pursuant to Item 304(a)(3) or Regulation S-K.


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                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          Spyglass, Inc.



July 19, 1997                   By:  /s/ Gary L. Vilchick

                                  ---------------------------
                                     Gary L. Vilchick
                                     Executive Vice President,
                                     Chief Financial Officer


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                               INDEX TO EXHIBITS


          Exhibit  Description                       Page
          16       Letter from Price Waterhouse LLP